                                                                     EXHIBIT 4.1









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                     PEOPLES HERITAGE FINANCIAL GROUP, INC.

                        ------------------------------




                        ------------------------------


                                    INDENTURE

                          DATED AS OF JANUARY 31, 1997
                        ------------------------------




                              THE BANK OF NEW YORK


                                   AS TRUSTEE


                        ------------------------------


              JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURES




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
TIE-SHEET

      of provisions of Trust Indenture Act of 1939 with Indenture dated as of January 31, 1997 between Peoples Heritage Financial
Group, Inc. and The Bank of New York, as Trustee:

ACT SECTION                                                 INDENTURE SECTION

310(a)(1).................................................................   6.09
   (a)(2) ................................................................   6.09
310(a)(3).................................................................    N/A
   (a)(4).................................................................    N/A
310(a)(5).................................................................   6.10, 6.11
310(b)....................................................................    N/A
310(c)....................................................................   6.13
311(a) and (b)............................................................    N/A
311(c)....................................................................   4.01, 4.02(a)
312(a)....................................................................   4.02
312(b) and (c)............................................................   4.04
313(a)....................................................................   4.04
313(b)(1).................................................................   4.04
313(b)(2).................................................................   4.04
313(c)....................................................................   4.04
313(d)....................................................................   4.04
314(a)....................................................................   4.03
314(b)....................................................................    N/A
314(c)(1) and (2).........................................................   6.07
314(c)(3).................................................................    N/A
314(d) ...................................................................    N/A
314(e)....................................................................   6.07
314(f) ...................................................................    N/A
315(a)(c) and (d).........................................................   6.01
315(b) ...................................................................   5.08
315(e) ...................................................................   5.09
316(a)(1) ................................................................   5.07
316(a)(2) ................................................................    N/A
316(a) last sentence .....................................................   2.09
316(b) ...................................................................   9.02
317(a) ...................................................................   5.05
317(b) ...................................................................   6.05
318(a) ...................................................................  13.08

----------
      THIS TIE-SHEET IS NOT PART OF THE INDENTURE AS EXECUTED.

                               TABLE OF CONTENTS*

                                                                            Page
                                                                            ----

                                    ARTICLE I
                      DEFINITIONS ......................................     1
SECTION 1.01. Definitions ..............................................     1
Additional Interest ....................................................     1
Adjusted Treasury Rate .................................................     2
Affiliate ..............................................................     2
Authenticating Agent ...................................................     2
Bankruptcy Law .........................................................     2
Board of Directors .....................................................     2
Board Resolution .......................................................     2
Business Day ...........................................................     3
Capital Securities .....................................................     3
Capital Securities Guarantee ...........................................     3
Commission .............................................................     3
Common Securities ......................................................     3
Common Securities Guarantee ............................................     3
Common Stock ...........................................................     4
Corporation ............................................................     4
Corporation Request ....................................................     4
Comparable Treasury Issue ..............................................     4
Comparable Treasury Price ..............................................     4
Compounded Interest ....................................................     4
Custodian ..............................................................     5
Declaration ............................................................     5
Default ................................................................     5
Deferred Interest ......................................................     5
Definitive Securities ..................................................     5
Depositary .............................................................     5
Dissolution Event ......................................................     5
Event of Default .......................................................     5
Exchange Act ...........................................................     5
Exchange Offer .........................................................     5
Extended Interest Payment Period .......................................     5
Federal Reserve ........................................................     6
Global Security ........................................................     6
Indebtedness" ..........................................................     6
Indebtedness Ranking on a Parity with the Securities ...................     6
Indebtedness Ranking Junior to the Securities ..........................     6
Indenture ..............................................................     7
Initial Optional Redemption Date .......................................     7

------------------------------
* THIS TABLE OF CONTENTS SHALL NOT, FOR ANY PURPOSE, BE DEEMED TO BE A PART OF THE INDENTURE.

Interest Payment Date ..................................................     7
Issue Date .............................................................     7
Liquidated Damages .....................................................     7
Maturity Date ..........................................................     7
Mortgage ..............................................................      7
Non Book-Entry Capital Securities .....................................      7
Officers ..............................................................      7
Officers' Certificate .................................................      7
Opinion of Counsel ....................................................      7
Optional Redemption Price .............................................      7
Other Debentures ......................................................      7
Other Guarantees ......................................................      7
outstanding ...........................................................      8
Peoples Heritage Capital Trust ........................................      8
Person ................................................................      8
Predecessor Security ..................................................      8
Principal Office of the Trustee .......................................      8
Purchase Agreement ....................................................      9
Property Trustee ......................................................      9
Quotation Agent .......................................................      9
Redemption Price ......................................................      9
Reference Treasury Dealer .............................................      9
Reference Treasury Dealer Quotations ..................................      9
Registration Rights Agreement .........................................      9
Regulatory Capital Event ..............................................      9
Responsible Officer ...................................................     10
Restricted Security ...................................................     10
Rule 144A .............................................................     10
Securities ............................................................     10
Securities Act ........................................................     10
Securityholder ........................................................     10
holder of Securities ..................................................     10
Security Register .....................................................     10
Senior Indebtedness ...................................................     10
Series A Securities ...................................................     11
Series B Securities ...................................................     11
Special Event .........................................................     11
Special Event Redemption Price ........................................     11
Subsidiary ............................................................     11
Tax Event .............................................................     12
Trustee ...............................................................     12
Trust Indenture Act of 1939 ...........................................     12
Trust Securities ......................................................     12
U.S. Government Obligations ...........................................     12

                                   ARTICLE II

                      SECURITIES.......................................     14

SECTION 2.01.     Forms Generally......................................     14
SECTION 2.02.     Execution and Authentication.........................     14
SECTION 2.03.     Form and Payment.....................................     14
SECTION 2.04.     Legends..............................................     15
SECTION 2.05.     Global Security......................................     15

SECTION 2.06      Interest.............................................     17
SECTION 2.07.     Transfer and Exchange................................     18
SECTION 2.08.     Replacement Securities...............................     20
SECTION 2.09.     [Intentionally Omitted]..............................     20
SECTION 2.10.     Temporary Securities.................................     20
SECTION 2.11.     Cancellation.........................................     21

SECTION 2.12.     Defaulted Interest...................................     21
SECTION 2.13.     CUSIP Numbers........................................     23

                                   ARTICLE III

        PARTICULAR COVENANTS OF THE CORPORATION........................     23
SECTION 3.01.     Payment of Principal, Premium and Interest...........     23
SECTION 3.02.     Offices for Notices and Payments, etc................     23
SECTION 3.03.     Appointments to Fill Vacancies in
                  Trustee's Office.....................................     24
SECTION 3.04.     Provision as to Paying Agent.........................     24
SECTION 3.05.     Certificate to Trustee...............................     25
SECTION 3.06.     Compliance with Consolidation Provisions.............     26
SECTION 3.07.     Limitation on Dividends..............................     26
SECTION 3.08.     Covenants as to Peoples Heritage Capital
                  Trust................................................     27
SECTION 3.09.     Payment of Expenses..................................     28
SECTION 3.10.     Payment Upon Resignation or Removal..................     28

                                   ARTICLE IV

       SECURITYHOLDERS' LISTS AND REPORTS BY THE
              CORPORATION AND THE TRUSTEE..............................     29
SECTION 4.01.     Securityholders' Lists...............................     29
SECTION 4.02.     Preservation and Disclosure of Lists.................     29
SECTION 4.03.     Reports by Corporation...............................     31
SECTION 4.04.     Reports by the Trustee...............................     32

                                    ARTICLE V

      REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                  ON EVENT OF DEFAULT..................................     33
SECTION 5.01.     Events of Default....................................     33
SECTION 5.02.     Payment of Securities on Default; Suit
                  Therefor.............................................     35
SECTION 5.03.     Application of Moneys Collected by
                  Trustee..............................................     37
SECTION 5.04.     Proceedings by Securityholders.......................     38
SECTION 5.05.     Proceedings by Trustee...............................     39
SECTION 5.06.     Remedies Cumulative and Continuing...................     39
SECTION 5.07.     Direction of Proceedings and Waiver of
                  Defaults by Majority of Securityholders..............     39
SECTION 5.08.     Notice of Defaults...................................     40
SECTION 5.09.  Undertaking to Pay Costs................................     41



                                   ARTICLE VI

                CONCERNING THE TRUSTEE.................................     41
SECTION 6.01.     Duties and Responsibilities of Trustee...............     41
SECTION 6.02.     Reliance on Documents, Opinions, etc.................     43
SECTION 6.03.     No Responsibility for Recitals, etc..................     44
SECTION 6.04.     Trustee, Authenticating Agent, Paying
                  Agents, Transfer Agents or Registrar May
                  Own Securities.......................................     45
SECTION 6.05.     Moneys to be Held in Trust...........................     45
SECTION 6.06.     Compensation and Expenses of Trustee.................     45
SECTION 6.07.     Officers' Certificate as Evidence....................     46
SECTION 6.08.     Conflicting Interest of Trustee......................     46
SECTION 6.09.     Eligibility of Trustee...............................     46
SECTION 6.10.     Resignation or Removal of Trustee....................     47
SECTION 6.11.     Acceptance by Successor Trustee......................     49
SECTION 6.12.     Succession by Merger, etc............................     49
SECTION 6.13.     Limitation on Rights of Trustee as a
                  Creditor.............................................     50
SECTION 6.14.     Authenticating Agents................................     50

                                   ARTICLE VII

            CONCERNING THE SECURITYHOLDERS.............................     51
SECTION 7.01.     Action by Securityholders............................     51
SECTION 7.02.     Proof of Execution by Securityholders................     52
SECTION 7.03.     Who Are Deemed Absolute Owners.......................     52
SECTION 7.04.     Securities Owned by Corporation Deemed
                  Not Outstanding......................................     53
SECTION 7.05.     Revocation of Consents; Future Holders
                  Bound................................................     53

                                  ARTICLE VIII

               SECURITYHOLDERS' MEETINGS...............................     54
SECTION 8.01.     Purposes of Meetings.................................     54
SECTION 8.02.     Call of Meetings by Trustee..........................     54
SECTION 8.03.     Call of Meetings by Corporation or
                  Securityholders......................................     55
SECTION 8.04.     Qualifications for Voting............................     55
SECTION 8.05.     Regulations..........................................     55
SECTION 8.06.     Voting...............................................     57

                                   ARTICLE IX

                      AMENDMENTS.......................................     57
SECTION 9.01.     Without Consent of Securityholders...................     57
SECTION 9.02.     With Consent of Securityholders......................     59
SECTION 9.03.     Compliance with Trust Indenture Act;
                  Effect of Supplemental Indentures....................     60
SECTION 9.04.     Notation on Securities...............................     61

SECTION 9.05.     Evidence of Compliance of Supplemental
                  Indenture to be Furnished Trustee....................     61

                                    ARTICLE X

   CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE...................     61
SECTION 10.01.    Corporation May Consolidate, etc., on
                  Certain Terms........................................     61
SECTION 10.02.    Successor Corporation to be Substituted
                  for Corporation......................................     62
SECTION 10.03.    Opinion of Counsel to be Given Trustee...............     64

                                   ARTICLE XI

        SATISFACTION AND DISCHARGE OF INDENTURE........................     64
SECTION 11.01.    Discharge of Indenture...............................     64
SECTION 11.02.    Deposited Moneys and U.S. Government
                  Obligations to be Held in Trust by
                  Trustee..............................................     66
SECTION 11.03.    Paying Agent to Repay Moneys Held....................     66
SECTION 11.04.    Return of Unclaimed Moneys...........................     66
SECTION 11.05.    Defeasance Upon Deposit of Moneys or U.S.
                  Government Obligations...............................     66

                                   ARTICLE XII

       IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                OFFICERS AND DIRECTORS.................................     68
SECTION 12.01.    Indenture and Securities Solely Corporate
                  Obligations..........................................     68

                                  ARTICLE XIII

               MISCELLANEOUS PROVISIONS................................     69
SECTION 13.01.    Successors...........................................     69
SECTION 13.02.    Official Acts by Successor Corporation...............     69
SECTION 13.03.    Surrender of Corporation Powers......................     69
SECTION 13.04.    Addresses for Notices, etc...........................     69
SECTION 13.05.    Governing Law........................................     70
SECTION 13.06.    Evidence of Compliance with Conditions
                  Precedent............................................     70
SECTION 13.07.    Business Days........................................     70
SECTION 13.08.    Trust Indenture Act to Control.......................     71
SECTION 13.09.    Table of Contents, Headings, etc.....................     71
SECTION 13.10.    Execution in Counterparts............................     71
SECTION 13.11.    Separability.........................................     71
SECTION 13.12.    Assignment...........................................     71
SECTION 13.13.    Acknowledgement of Rights............................     71

                                   ARTICLE XIV

       REDEMPTION OF SECURITIES -- MANDATORY AND

                 OPTIONAL SINKING FUND.................................     72
SECTION 14.01.    Special Event Redemption.............................     72
SECTION 14.02.    Optional Redemption by Corporation...................     72
SECTION 14.03.    No Sinking Fund......................................     74
SECTION 14.04.    Notice of Redemption; Selection of Securities........     74
SECTION 14.05.    Payment of Securities Called for Redemption..........     75

                                   ARTICLE XV

              SUBORDINATION OF SECURITIES..............................     75
SECTION 15.01.    Agreement to Subordinate.............................     75
SECTION 15.02.    Default on Senior Indebtedness.......................     76
SECTION 15.03.    Liquidation; Dissolution; Bankruptcy.................     76
SECTION 15.04.    Subrogation..........................................     78
SECTION 15.05.    Trustee to Effectuate Subordination..................     79
SECTION 15.06.    Notice by the Corporation............................     79
SECTION 15.07.    Rights of the Trustee; Holders of Senior
                  Indebtedness.........................................     80
SECTION 15.08.    Subordination May Not Be Impaired....................     81

                                   ARTICLE XVI

         EXTENSION OF INTEREST PAYMENT PERIOD..........................     81
SECTION 16.01.    Extension of Interest Payment Period.................     81
SECTION 16.02.    Notice of Extension..................................     82

EXHIBIT A..............................................................     A-1


Testimonium
Signatures
Acknowledgements

            THIS INDENTURE, dated as of January 31, 1997, between Peoples Heritage Financial Group, Inc., a Maine corporation (hereinafter sometimes called the "Corporation"), and The Bank of New York, a New York banking corporation, as trustee (hereinafter sometimes called the "Trustee"),

                              W I T N E S S E T H :

            In consideration of the premises, and the purchase of the Securities by the holders thereof, the Corporation covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:


                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01. Definitions.

            The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture shall have the respective meanings specified in this Section
1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or which are by reference therein defined in the Securities Act, shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. The following terms have the meanings given to them in the Declaration: (i) Clearing Agency; (ii) Delaware Trustee; (iii) Property Trustee; (iv) Administrative Trustees; (v) Direct Action; (vi) Purchase Agreement; (vii) Distributions; (viii) Series A Capital Securities; and (ix) Series B Capital Securities. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. Headings are used for convenience of reference only and do not affect interpretation. The singular includes the plural and vice versa.

            "Additional Interest" shall have the meaning set forth in
Section 2.06(c).

            "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to (i) the yield, under the heading which represents the average for the immediately prior week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Federal Reserve and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Initial Optional Redemption Date (if no maturity is within three months before or after the Initial Optional Redemption Date, yields for the two published maturities most closely corresponding to the Initial Optional Redemption Date shall be interpolated, and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date plus, in each case, (a) 1.85% if such redemption date occurs on or prior to January 31, 1998, and (b) 1.50% in all other cases.

            "Affiliate" means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding the power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person, (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

            "Authenticating Agent" shall mean any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 6.14.

            "Bankruptcy Law" shall mean Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

            "Board of Directors" shall mean either the Board of Directors of the Corporation or any duly authorized committee of that board.

            "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the

Corporation to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day" shall mean, with respect to any series of Securities, any day other than a Saturday or a Sunday or a day on which banking institutions in The City of New York or Portland, Maine are authorized or required by law or executive order to close.

            "Capital Securities" shall mean undivided beneficial interests in the assets of Peoples Heritage Capital Trust which rank pari passu with the Common Securities issued by Peoples Heritage Capital Trust; provided, however, that if an Event of Default has occurred and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the holders of the Capital Securities shall be paid in full the Distributions and the liquidation, redemption and other payments to which they are entitled. References to "Capital Securities" shall include collectively any Series A Capital Securities and Series B Capital Securities.

            "Capital Securities Guarantee" shall mean any guarantee that the Corporation may enter into with The Bank of New York or other Persons that operates directly or indirectly for the benefit of holders of Capital Securities of Peoples Heritage Capital Trust and shall include a Series A Capital Securities Guarantee and a Series B Capital Securities Guarantee with respect to the Series A Capital Securities and the Series B Capital Securities, respectively.

            "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Common Securities" shall mean undivided beneficial interests in the assets of Peoples Heritage Capital Trust which rank pari passu with Capital Securities issued by Peoples Heritage Capital Trust; provided, however, that if an Event of Default has occurred and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the holders of the Capital Securities shall be paid in full the Distributions and the liquidation, redemption and other payments to which they are entitled.

            "Common Securities Guarantee" shall mean any guarantee that the Corporation may enter into with any Person or Persons that operates directly or indirectly for the benefit of holders of Common Securities of Peoples Heritage Capital Trust.

            "Common Stock" shall mean the Common Stock, par value $1.25 per share, of the Corporation or any other class of stock resulting from changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

            "Corporation" shall mean Peoples Heritage Financial Group, Inc., a Maine corporation, and, subject to the provisions of Article X, shall include its successors and assigns.

            "Corporation Request" or "Corporation Order" shall mean a written request or order signed in the name of the Corporation by the Chairman, the Chief Executive Officer, the President, a Vice Chairman, a Vice President, the Comptroller, the Secretary or an Assistant Secretary of the Corporation, and delivered to the Trustee.

            "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity date corresponding to the Initial Optional Redemption Date that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities with a maturity date corresponding to the Initial Optional Redemption Date. If no United States Treasury security has a maturity date which is within three months before or after the Initial Optional Redemption Date, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the Adjusted Treasury Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month.

            "Comparable Treasury Price" means, with respect to any redemption date pursuant to Section 14.01, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

            "Compounded Interest" shall have the meaning set forth in
Section 16.01.

            "Custodian" shall mean any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

            "Declaration" means the Amended and Restated Declaration of Trust of Peoples Heritage Capital Trust, dated as of the Issue
Date.

            "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

            "Deferred Interest" shall have the meaning set forth in
Section 16.01.

            "Definitive Securities" shall mean those securities issued in fully registered certificated form not otherwise in global form.

            "Depositary" shall mean, with respect to Securities of any series, for which the Corporation shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Corporation pursuant to Section 2.05(d).

            "Dissolution Event" means the liquidation of the Trust pursuant to the Declaration, and the distribution of the Securities held by the Property Trustee to the holders of the Trust Securities issued by the Trust pro rata in accordance with the Declaration.

            "Event of Default" shall mean any event specified in Section 5.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            "Exchange Offer" means the offer that may be made pursuant to the Registration Rights Agreement (i) by the Corporation to exchange Series B Securities for Series A Securities and to exchange a Series B Capital Securities Guarantee for a Series A Capital Securities Guarantee and (ii) by Peoples Heritage Capital Trust to exchange Series B Capital Securities for Series A Capital Securities.

            "Extended Interest Payment Period" shall have the meaning set forth in Section 16.01.

            "Federal Reserve" shall mean the Board of Governors of the Federal Reserve System.

            "Global Security" means, with respect to the Securities, a Security executed by the Corporation and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

            "Indebtedness" shall mean (i) every obligation of the Corporation for money borrowed; (ii) every obligation of the Corporation evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of the Corporation with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Corporation; (iv) every obligation of the Corporation issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of the Corporation; (vi) all indebtedness of the Corporation whether incurred on or prior to the date of the Indenture or thereafter incurred, for claims in respect of derivative products including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; and (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, the Corporation has guaranteed or is responsible or liable, directly or indirectly, as obligor or otherwise.

            "Indebtedness Ranking on a Parity with the Securities" shall mean Indebtedness, whether outstanding on the date of execution of the Indenture or thereafter created, assumed or incurred, which specifically by its terms ranks equally with and not prior to the Securities in the right of payment upon the happening of the dissolution or winding up or liquidation or reorganization of the Corporation. The securing of any Indebtedness, otherwise constituting Indebtedness Ranking on a Parity with the Securities, shall not be deemed to prevent such Indebtedness from constituting Indebtedness Ranking on a Parity with the Securities.

            "Indebtedness Ranking Junior to the Securities" shall mean any Indebtedness, whether outstanding on the date of execution of the Indenture or thereafter created, assumed or incurred, which specifically by its terms ranks junior to and not equally with or prior to the Securities (and any other Indebtedness Ranking on a Parity with the Securities) in right of payment upon the happening of the dissolution or winding up or liquidation or reorganization of the Corporation. The securing of any Indebtedness, otherwise constituting Indebtedness Ranking Junior to the Securities, shall not be deemed to prevent such Indebtedness from constituting Indebtedness Ranking Junior to the Securities.

            "Indenture" shall mean this instrument as originally executed or, if amended as herein provided, as so amended.

            "Initial Optional Redemption Date" means February 1,
2007.

            "Interest Payment Date" shall have the meaning set forth in Section 2.06.

            "Issue Date" means January 31, 1997.

            "Liquidated Damages" shall have the meaning set forth in the Registration Rights Agreement.

            "Maturity Date" shall mean February 1, 2027.

            "Mortgage" shall mean and include any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

            "Non Book-Entry Capital Securities" shall have the meaning set forth in Section 2.05.

            "Officers" shall mean any of the Chairman, a Vice Chairman, the Chief Executive Officer, the President, a Vice President, the Comptroller, the Group Director, the Secretary or an Assistant Secretary of the Corporation.

            "Officers' Certificate" shall mean a certificate signed by two Officers and delivered to the Trustee.

            "Opinion of Counsel" shall mean a written opinion of counsel, who may be an employee of the Corporation, and who shall be acceptable to the Trustee.

            "Optional Redemption Price" shall have the meaning set forth in Section 14.02.

            "Other Debentures" means all junior subordinated debentures issued by the Corporation from time to time and sold to trusts to be established by the Corporation (if any), in each case similar to the Trust.

            "Other Guarantees" means all guarantees issued by the Corporation with respect to capital securities (if any) and issued to other trusts established by the Corporation (if any), in each case similar to the Trust.

            The term "outstanding" when used with reference to Securities, shall, subject to the provisions of Section 7.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee or the Authenticating Agent under this Indenture, except

            (a) Securities theretofore cancelled by the Trustee or the Authenticating Agent or delivered to the Trustee for cancellation;

            (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Corporation) or shall have been set aside and segregated in trust by the Corporation (if the Cor-poration shall act as its own paying agent); provided that, if such Securities, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as in Article XIV provided or provision satisfactory to the Trustee shall have been made for giving such notice; and

            (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.08 unless proof satisfactory to the Corporation and the Trustee is presented that any such Securities are held by bona fide holders in due course.

            "Peoples Heritage Capital Trust" shall mean Peoples Heritage Capital Trust I, a Delaware business trust created for the purpose of issuing its undivided beneficial interests in connection with the issuance of Securities under this Indenture.

            "Person" shall mean any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt and as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.08 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

            "Principal Office of the Trustee", or other similar term, shall mean the office of the Trustee, at which at any particular time its corporate trust business shall be principally administered.

            "Purchase Agreement" shall mean the Purchase Agreement dated January 29, 1997 among the Corporation, Peoples Heritage Capital Trust and the initial purchasers named therein.

            "Property Trustee" shall have the same meaning as set forth in the Declaration.

            "Quotation Agent" means the Reference Treasury Dealer appointed by the Corporation.

            "Redemption Price" means the Special Event Redemption Price or the Optional Redemption Price, as the context requires.

            "Reference Treasury Dealer" means (i) Merrill Lynch Government Securities, Inc. and its successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Corporation shall substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Corporation.

            "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date pursuant to Section 14.01, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding such redemption date.

            "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Issue Date, by and among the Corporation, the Trust and the Initial Purchasers named therein as such agreement may be amended, modified or supplemented from time to time.

            "Regulatory Capital Event" means that the Corporation shall have received an opinion of independent bank regulatory counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any rules, guidelines or policies of the Federal Reserve or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the Issue Date, the Capital Securities do not constitute, or within 90 days of the date thereof, will not constitute, Tier I Capital (or its then equivalent); provided, however, that the distribution of the Junior

Subordinated Debentures in connection with a termination of the Trust by the Corporation shall not in and of itself constitute a Regulatory Capital Event.

            "Responsible Officer", when used with respect to the Trustee, shall mean, any vice president, any assistant secretary, any assistant treasurer or senior trust officer, any trust officer or assistant trust officer or any other officer or assistant officer in the Principal Office of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Restricted Security" shall mean Securities that bear or are required to bear the Securities Act legends set forth in Exhibit A hereto.

            "Rule 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or under any similar rule or regulation hereafter adopted by the Commission.

            "Securities" means, collectively, the Series A Securities and the Series B Securities.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Securityholder", "holder of Securities", or other similar terms, shall mean any person in whose name at the time a particular Security is registered on the register kept by the Corporation or the Trustee for that purpose in accordance with the terms hereof.

            "Security Register" shall mean (i) prior to a Dissolution Event, the list of holders provided to the Trustee pursuant to Section 4.01, and (ii) following a Dissolution Event, any security register maintained by a security registrar for the Securities appointed by the Corporation following the execution of a supplemental indenture providing for transfer procedures as provided for in Section 2.07(a).

            "Senior Indebtedness" shall mean all Indebtedness whether outstanding on the date of execution of the Indenture or thereafter created, assumed or incurred, except Indebtedness Ranking on a Parity with the Securities or Indebtedness Ranking Junior to the Securities, and any deferrals, renewals or extensions of such Senior Indebtedness.

            "Series A Securities" means the Corporation's 9.06% Series A Junior Subordinated Deferrable Interest Debentures due February 1, 2027, as authenticated and issued under this Indenture.

            "Series B Securities" means the Corporation's Series B 9.06% Junior Subordinated Deferrable Interest Debentures due February 1, 2027, as authenticated and issued under this Indenture.

            "Special Event" means a Tax Event or a Regulatory Capital Event, as the case may be.

            "Special Event Redemption Price" shall mean, with respect to any redemption of the Securities pursuant to Section 14.01 hereof, an amount in cash equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) the sum, as determined by a Quotation Agent, of the present values of the principal amount and premium payable with respect to an optional redemption pursuant to Section 14.02 on the Initial Optional Redemption Date, together with scheduled payments of interest on the Securities from the redemption date to and including the Initial Optional Redemption Date, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, any accrued and unpaid interest thereon, including Compounded Interest and Additional Interest, if any, to the date of such redemption.

            "Subsidiary" shall mean with respect to any Person, (i) any corporation at least a majority of whose outstanding voting stock is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

            "Tax Event" shall mean the receipt by Peoples Heritage Capital Trust and the Corporation of an opinion of a nationally recognized tax counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the Issue Date, there is more than an insubstantial risk that (i) Peoples Heritage Capital Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Securities, (ii) interest payable by the Corporation on the Securities is not, or within 90 days of the date of such opinion, will not be, deductible by the Corporation, in whole or in part, for United States federal income tax purposes, or (iii) Peoples Heritage Capital Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

            "Trustee" shall mean the Person identified as "Trustee" in the first paragraph hereof, and, subject to the provisions of Article VI hereof, shall also include its successors and assigns as Trustee hereunder. The term "Trustee" as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

            "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture, except as provided in Section 9.03.

            "Trust Securities" shall mean the Capital Securities and the Common Securities, collectively.

            "U.S. Government Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                                   ARTICLE II

                                   SECURITIES

            SECTION 2.01.     Forms Generally.

            The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A, the terms of which are incorporated in and made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Corporation is subject or usage. Each Security shall be dated the date of its authentication. The Securities shall be issued in denominations of $100,000 and integral multiples of $1,000 in excess thereof.

            SECTION 2.02.     Execution and Authentication.

            Two Officers shall sign the Securities for the Corporation by manual or facsimile signature in the manner set forth in Exhibit A. If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

            A Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee. The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture. The form of Trustee's certificate of authentication to be borne by the Securities shall be substantially as set forth in Exhibit A hereto.

            The Trustee shall, upon a Corporation Order, authenticate for original issue up to, and the aggregate principal amount of Securities outstanding at any time may not exceed the sum of $103,093,000 aggregate principal amount of the Securities, except as provided in Sections 2.07, 2.08,
2.10 and 14.05. The series of Securities to be initially issued hereunder shall be the Series A Securities.

            SECTION 2.03.     Form and Payment.

            Except as provided in Section 2.05, the Securities shall be issued in fully registered certificated form without interest coupons. Principal of, premium, if any, and interest on the Securities issued in certificated form will be payable, the transfer of such Securities will be registrable and such Securities will be exchangeable for Securities bearing identical terms and provisions at the office or agency of the Corporation maintained for such purpose under Section 3.02; provided, however, that payment of interest with respect to the Securities may be made at the option of the Corporation (i) by check mailed to the holder at such address as shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto, provided that proper wire transfer instructions have been received in writing by the relevant record date. Notwithstanding the foregoing, so long as the holder of any Securities is the Property Trustee, the payment of the principal of, premium, if any, and interest (including Compounded Interest and Additional Interest, if any) on such Securities held by the Property Trustee will be made at such place and to such account as may be designated by the Property Trustee.

            SECTION 2.04.     Legends.

            (a) Except as permitted by subsection (b) of this Section 2.04 or as otherwise determined by the Corporation in accordance with applicable law, each Security shall bear the applicable legends relating to restrictions on transfer pursuant to the securities laws in substantially the form set forth on Exhibit A hereto.

            (b) The Corporation shall issue and the Trustee shall authenticate Series B Securities in exchange for Series A Securities accepted for exchange in the Exchange Offer, which Series B Securities shall not bear the legends required by subsection (a) above, in each case unless the holder of such Series A Securities is either (A) a broker-dealer who purchased such Series A Securities directly from the Corporation for resale pursuant to Rule 144A or any other available exemption under the Securities Act, (B) a Person participating in the distribution of the Series A Securities or (C) a Person who is an affiliate (as defined in Rule 144 under the Securities Act) of the Corporation.

            SECTION 2.05.     Global Security.

            (a)  In connection with a Dissolution Event,

                  (i) if any Capital Securities are held in book-entry form, the related Definitive Securities shall be presented to the Trustee (if an arrangement with the Depositary has been maintained) by the Property Trustee in exchange for one or more Global Securities (as may be required pursuant to Section 2.07) in an aggregate principal amount equal to the aggregate principal amount of all outstanding Securities, to be registered in the name of the Depositary, or its nominee, and delivered by the Trustee to the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Administrative Trustees; the Corporation upon any such presentation shall execute one or more Global Securities in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with this Indenture; and payments on the Securities issued as a Global Security will be made to the Depositary; and

                  (ii) if any Capital Securities are held in certificated form, the related Definitive Securities may be presented to the Trustee by the Property Trustee and any Capital Security certificate which represents Capital Securities other than Capital Securities in book-entry form ("Non Book-Entry Capital Securities") will be deemed to represent beneficial interests in Securities presented to the Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non Book-Entry Capital Securities until such Capital Security certificates are presented to the Security Registrar for transfer or reissuance, at which time such Capital Security certificates will be cancelled and a Security, registered in the name of the holder of the Capital Security certificate or the transferee of the holder of such Capital Security certificate, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the Capital Security certificate cancelled, will be executed by the Corporation and delivered to the Trustee for authentication and delivery in accordance with the Indenture. Upon the issuance of such Securities, Securities with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be deemed to have been cancelled.

            (b) The Global Securities shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon; provided, that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee, in accordance with instructions given by the Corporation as required by this Section 2.05.

            (c) The Global Securities may be transferred, in whole but not in part, only to the Depositary, another nominee of the Depositary, or to a successor Depositary selected or approved by the Corporation or to a nominee of such successor Depositary.

            (d) If at any time the Depositary notifies the Corporation that it is unwilling or unable to continue as Depositary or the Depositary has ceased to be a clearing agency registered under the Exchange Act, and a successor Depositary is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, the Corporation will execute, and the Trustee, upon written notice from the Corporation, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. If there is an Event of Default, the Depositary shall have the right to exchange the Global Securities for Definitive Securities. In addition, the Corporation may at any time determine that the Securities shall no longer be represented by a Global Security. In the event of such an Event of Default or such a determination, the Corporation shall execute, and subject to Section 2.07, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Corporation, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. Upon the exchange of the Global Security for such Definitive Securities, in authorized denominations, the Global Security shall be cancelled by the Trustee. Such Definitive Securities issued in exchange for the Global Security shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Securities to the Depositary for delivery to the Persons in whose names such Definitive Securities are so registered.

            SECTION 2.06      Interest.

            (a) Each Security will bear interest at the rate of 9.06% per annum (the "Coupon Rate") from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the Issue Date, until the principal thereof becomes due and payable, and at the Coupon Rate on any overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest, compounded semi-annually, payable (subject to the provisions of Article XVI) semi-annually in arrears on February 1 and August 1 of each year (each, an "Interest Payment Date") commencing on August 1, 1997, to the Person in whose name such Security or any predecessor Security is registered, at the close of business on the regular record date for such interest installment, which shall be the fifteenth day of the month which precedes the month in which the relevant Interest Payment Date falls.

            (b) Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period of less than a full calendar month, the number of days lapsed in such month. In the event that any Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date.

            (c) During such time as the Property Trustee is the holder of any Securities, the Corporation shall pay any additional amounts on the Securities as may be necessary in order that the amount of Distributions then due and payable by the Peoples Heritage Capital Trust on the outstanding Securities shall not be reduced as a result of any additional taxes, duties and other governmental charges to which the Peoples Heritage Capital Trust has become subject as a result of a Tax Event ("Additional Interest").

            SECTION 2.07.     Transfer and Exchange.

            (a) Transfer Restrictions. The Series A Securities, and those Series B Securities with respect to which any Person described in Section 2.04(b)(A),
(B) or (C) is the beneficial owner, may not be transferred except in compliance with the legend contained in Exhibit A unless otherwise determined by the Corporation in accordance with applicable law. Upon any distribution of the Securities following a Dissolution Event, the Corporation and the Trustee shall enter into a supplemental indenture pursuant to Section 9.01 to provide for the transfer restrictions and procedures with respect to the Securities substantially similar to those contained in the Declaration to the extent applicable in the circumstances existing at such time.

            (b) General Provisions Relating to Transfers and Exchanges. Upon surrender for registration of transfer of any Security at the office or agency of the Corporation maintained for the purpose pursuant to Section 3.02, the Corporation shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount.

            At the option of the holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Corporation shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the holder making the exchange is entitled to receive.

            Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Corporation or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security registrar duly executed, by the holder thereof or his attorney duly authorized in writing.

            All Definitive Securities and Global Securities issued upon any registration of transfer or exchange of Definitive Securities or Global Securities shall be the valid obligations of the Corporation, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Securities or

Global Securities surrendered upon such registration of transfer or exchange.

            No service charge shall be made to a holder for any registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

            The Corporation shall not be required to (i) issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Securities for redemption under Article XIV hereof and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

            (c) Exchange of Series A Securities for Series B Securi-ties. The Series A Securities may be exchanged for Series B
Securities pursuant to the terms of the Exchange Offer.  The
Trustee shall make the exchange as follows:

            The Corporation shall present the Trustee with an Officers' Certificate certifying the following:

            (A) upon issuance of the Series B Securities, the transactions contemplated by the Exchange Offer have been consummated; and

            (B) the principal amount of Series A Securities prop-erly tendered in the Exchange Offer that are repre-sented by a Global Security and the principal amount of Series A Securities properly tendered in the Exchange Offer that are represented by Defin-itive Securities, the name of each holder of such Definitive Securities, the principal amount prop-erly tendered in the Exchange Offer by each such holder and the name and address to which Definitive Securities for Series B Securities shall be registered and sent for each such holder.

            The Trustee, upon receipt of (i) such Officers' Certificate, (ii) an Opinion of Counsel (x) to the effect that the Series B Securities have been registered under Section 5 of the Securities Act and the Indenture has been qualified under the Trust Indenture Act and (y) with respect to the matters set forth in Section 3(o) of the Registration Rights Agreement and (iii) a Corporation Order, shall authenticate (A) a Global Security for Series B Securities in aggregate principal amount equal to the aggregate principal amount of Series A Securities represented by a Global Security indicated in such Officers' Certificate as having been properly tendered and

(B) Definitive Securities representing Series B Securities registered in the names of, and in the principal amounts indicated in, such Officers' Certificate.

            If the principal amount of the Global Security for the Series B Securities is less than the principal amount of the Global Security for the Series A Securities, the Trustee shall make an endorsement on such Global Security for Series A Securities indicating a reduction in the principal amount represented thereby.

            The Trustee shall make such Definitive Securities for Series B Securities available for delivery to the holders thereof as indicated in such Officers' Certificate.

            SECTION 2.08.     Replacement Securities.

            If any mutilated Security is surrendered to the Trustee, or the Corporation and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Corporation shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements for replacements of Securities are met. An indemnity bond must be supplied by the holder that is sufficient in the judgment of the Trustee and the Corporation to protect the Corporation, the Trustee, any agent thereof or any authenticating agent from any loss that any of them may suffer if a Security is replaced. The Corporation or the Trustee may charge for its expenses in replacing a Security.

            Every replacement Security is an obligation of the Corporation and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, destroyed, lost or stolen Securities.

            SECTION 2.09.     [Intentionally Omitted]

            SECTION 2.10.     Temporary Securities.

            Pending the preparation of definitive Securities, the Corporation may execute, and upon Corporation Order the Trustee shall authenticate and make available for delivery, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

            If temporary Securities are issued, the Corporation shall cause definitive Securities to be prepared without unreasonable delay. The definitive Securities shall be printed, lithographed or engraved, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable securities exchange, all as determined by the officers executing such definitive Securities. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency maintained by the Corporation for such purpose pursuant to Section
3.02 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Corporation shall execute, and the Trustee shall authenticate and make available for delivery, in exchange therefor the same aggregate principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

            SECTION 2.11.     Cancellation.

            The Corporation at any time may deliver Securities to the Trustee for cancellation. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall retain or dispose of cancelled Securities in accordance with its normal practices (subject to the record retention requirement of the Exchange Act) unless the Corporation directs them to be returned to it. The Corporation may not issue new Securities to replace Securities that have been redeemed or paid or that have been delivered to the Trustee for cancellation.

            SECTION 2.12.     Defaulted Interest.

            Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Corporation, at its election, as provided in clause (a) or clause (b) below:

            (a) The Corporation may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Corporation shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Corporation shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Corporation of such special record date and, in the name and at the expense of the Corporation, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (b).

            (b) The Corporation may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Corporation to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

            SECTION 2.13.     CUSIP Numbers.

            The Corporation in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Corporation will promptly notify the Trustee of any change in the CUSIP numbers.


                                   ARTICLE III

                    PARTICULAR COVENANTS OF THE CORPORATION

            SECTION 3.01.     Payment of Principal, Premium and
                              Interest.

            The Corporation covenants and agrees for the benefit of the holders of the Securities that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on the Securities at the place, at the respective times and in the manner provided herein. Except as provided in
Section 2.03, each installment of interest on the Securities may be paid by mailing checks for such interest payable to the order of the holder of Security entitled thereto as they appear in the Security Register. The Corporation further covenants to pay any and all amounts including, without limitation, Liquidated Damages, if any, on the dates and in the manner required under the Registration Rights Agreement.

            SECTION 3.02.     Offices for Notices and Payments, etc.

            So long as any of the Securities remain outstanding, the Corporation will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Securities may be presented for payment, an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Corporation in respect of the Securities or of this Indenture may be served. The Corporation will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Corporation in a notice to the Trustee, any such office or agency for all of the above purposes shall be the Principal Office of the Trustee. In case the Corporation shall fail to maintain any such office or agency in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Principal Office of the Trustee.

            In addition to any such office or agency, the Corporation may from time to time designate one or more offices or agencies outside the Borough of Manhattan, The City of New York, where the Securities may be presented for payment, registration of transfer and for exchange in the manner provided in this Indenture, and the Corporation may from time to time rescind such designation, as the Corporation may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Corporation of its obligation to maintain any such office or agency in the Borough of Manhattan, The City of New York, for the purposes above mentioned. The Corporation will give to the Trustee prompt written notice of any such designation or rescission thereof.

            SECTION 3.03.     Appointments to Fill Vacancies in
                              Trustee's Office.

            The Corporation, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

            SECTION 3.04.     Provision as to Paying Agent.

            (a) If the Corporation shall appoint a paying agent other than the Trustee with respect to the Securities, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provision of this Section 3.04,

                  (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest on the Securities (whether such sums have been paid to it by the Corporation or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities;

                  (2) that it will give the Trustee notice of any failure by the Corporation (or by any other obligor on the Securities) to make any payment of the principal of and premium or interest on the Securities when the same shall be due and payable; and

                  (3) that it will at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by it as such paying agent.

            (b) If the Corporation shall act as its own paying agent, it will, on or before each due date of the principal of and premium, if any, or interest on the Securities, set aside, segregate and hold in trust for the benefit of the holders of the Securities a sum sufficient to pay such principal, premium or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Corporation (or by any other obligor under the Securities) to make any payment of the principal of and premium, if any, or interest on the Securities when the same shall become due and payable.

            (c) Anything in this Section 3.04 to the contrary notwithstanding, the Corporation may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to the Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Trustee or any paying agent hereun-der, as required by this Section 3.04, such sums to be held by the Trustee upon the trusts herein contained.

            (d) Anything in this Section 3.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this
                  Section 3.04 is subject to Sections 11.03 and 11.04.

            SECTION 3.05.     Certificate to Trustee.

            The Corporation will deliver to the Trustee on or before 120 days after the end of each fiscal year in each year, commencing with the first fiscal year ending after the date hereof, so long as Securities are outstanding hereunder, an Officers' Certificate, one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Corporation stating that in the course of the performance by the signers of their duties as officers of the Corporation they would normally have knowledge of any default by the Corporation in the performance of any covenants contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

            SECTION 3.06.     Compliance with Consolidation
                              Provisions.

            The Corporation will not, while any of the Securities remain outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to any other Person unless the provisions of Article X hereof are complied with.

            SECTION 3.07.     Limitation on Dividends.

            The Corporation will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Corporation's capital stock (which includes common and preferred stock) or (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Corporation (including any Other Debentures) that rank pari passu with or junior in right of payment to the Securities or (iii) make any guarantee payments with respect to any guarantee by the Corporation of any securities of any Subsidiary of the Corporation (including Other Guarantees) if such guarantee ranks pari passu or junior in right of payment to the Securities (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock of the Corporation; (b) any declaration of a dividend in connection with the implementation of a stockholder's rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; (c) payments under the Capital Securities Guarantee; (d) as a direct result of, and only to the extent required in order to avoid the issuance of fractional shares of capital stock following a reclassification of the Corporation's capital stock or the exchange or the conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock; (e) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged; and (f) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Corporation's benefit plans for its directors, officers or employees or any of the Corporation's dividend reinvestment plans) if at such time (i) an Event of Default shall have occurred and be continuing, (ii) there shall have occurred any event of which the Corporation has actual knowledge that (a) is, or with the giving of notice or the lapse of time, or both, would constitute an Event of Default and (b) in respect of which the Corporation shall not have taken reasonable steps to cure,
(iii) if the Securities are held by the Property Trustee, the Corporation shall be in default with respect to its payment obligations under the Capital Securities Guarantee or (iv) the Corporation shall have given notice of its election of the exercise of its right to extend the interest payment period pursuant to Section 16.01 and any such extension shall be continuing.

            SECTION 3.08.     Covenants as to Peoples Heritage Capital
                              Trust.

            In the event Securities are issued to Peoples Heritage Capital Trust or a trustee of such trust in connection with the issuance of Trust Securities by Peoples Heritage Capital Trust, for so long as such Trust Securities remain outstanding, the Corporation will (i) maintain 100% direct ownership of the Common Securities of Peoples Heritage Capital Trust; provided, however, that any successor of the Corporation, permitted pursuant to Article X, may succeed to the Corporation's ownership of such Common Securities, (ii) use its reasonable efforts to cause Peoples Heritage Capital Trust (a) to remain a business trust, except in connection with a distribution of Securities, the redemption of all of the Trust Securities of Peoples Heritage Capital Trust or certain mergers, consolidations or amalgamations, each as permitted by the Declaration of Peoples Heritage Capital Trust, and (b) to otherwise continue to be treated as a grantor trust and not an association taxable as a corporation for United States federal income tax purposes and (iii) to use its reasonable efforts to cause each holder of Trust Securities to be treated as owning an individual beneficial interest in the Securities.

            SECTION 3.09.     Payment of Expenses.

            In connection with the offering, sale and issuance of the Securities to the Peoples Heritage Capital Trust and in connection with the sale of the Trust Securities by the Peoples Heritage Capital Trust, the Corporation, in its capacity as borrower with respect to the Securities, shall:

            (a) pay all costs and expenses relating to the offering, sale and issuance of the Securities, including commissions to the initial purchasers payable pursuant to the Purchase Agreement, fees and expenses in connection with any exchange offer or other action to be taken pursuant to the Registration Rights Agreement and compensation of the Trustee in accordance with the provisions of Section 6.06;

            (b) pay all costs and expenses of the Peoples Heritage Capital Trust (including, but not limited to, costs and expenses relating to the organization of the Peoples Heritage Capital Trust, the offering, sale and issuance of the Trust Securities (including commissions to the initial purchasers in connection therewith), the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Peoples Heritage Capital Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of assets of the Peoples Heritage Capital Trust;

            (c) be primarily and fully liable for any indemnification obligations arising with respect to the Declaration;

            (d) pay any and all taxes (other than United States withholding taxes attributable to the Peoples Heritage Capital Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Peoples Heritage Capital Trust; and

            (e) pay all other fees, expenses, debts and obligations (other than payments of principal of, premium, if any, or interest on the Trust Securities) related to Peoples Heritage Capital Trust.

            SECTION 3.10.     Payment Upon Resignation or Removal.

            Upon termination of this Indenture or the removal or resignation of the Trustee, unless otherwise stated, the Corporation shall pay to the Trustee all amounts accrued and owing to the date of such termination, removal or resignation. Upon termination of the Declaration or the removal or resignation of the Delaware Trustee or the Property Trustee, as the case may be, pursuant to

Section 5.7 of the Declaration, the Corporation shall pay to the Delaware Trustee or the Property Trustee, as the case may be, all amounts accrued and owing to the date of such termination, removal or resignation.


                                   ARTICLE IV

                    SECURITYHOLDERS' LISTS AND REPORTS BY THE
                           CORPORATION AND THE TRUSTEE

            SECTION 4.01.     Securityholders' Lists.

            The Corporation covenants and agrees that it will furnish or cause to be furnished to the Trustee:

            (a) on a semi-annual basis on each regular record date for the Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders as of such record date; and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Corporation, of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, except that, no such lists need be furnished so long as the Trustee is in possession thereof by reason of its acting as Security registrar.

            SECTION 4.02. Preservation and Disclosure of Lists.

            (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of the Securities (1) contained in the most recent list furnished to it as provided in Section
                  4.01 or (2) received by it in the capacity of Securities reg-istrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

            (b) In case three or more holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities or with holders of all Securities with respect to their rights under this Indenture and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within 5 Business Days after the receipt of such application, at its election, either:

            (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, or

            (2) inform such applicants as to the approximate number of holders of all Securities, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

                        If the Trustee shall elect not to afford such applicants
                  access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objec-tions specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

            (c) Each and every holder of Securities, by receiving and holding the same, agrees with the Corporation and the Trustee that neither the Corporation nor the Trustee nor any paying agent shall be held ac-countable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the pro-visions of subsection (b) of this Section 4.02, regardless of the source from which such informa-tion was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection
                  (b).

            SECTION 4.03. Reports by Corporation.

            (a) The Corporation covenants and agrees to file with the Trustee, within 15 days after the date on which the Corporation is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Corporation may be required to file with the Commission pursuant to
                  Section 13 or Section 15(d) of the Exchange Act; or, if the Corporation is not required to file in-formation, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regu-lations prescribed from time to time by the Commis-sion, such of the supplementary and periodic in-formation, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

            (b) The Corporation covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional informa-tion, documents and reports with respect to com-pliance by the Corporation with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regu-lations.

            (c) The Corporation covenants and agrees to transmit by mail to all holders of Securities, as the names and addresses of such holders appear upon the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Corporation pursuant to subsections (a) and
                  (b) of this Section 4.03 as may be required by rules and regulations prescribed from time to time by the Commission.

            (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Corporation's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclu-sively on Officers' Certificates).

            (e) So long as is required for an offer or sale of the Securities to qualify for an exemption under Rule 144A under the Securities Act, the Corporation shall, upon request, provide the information re-quired by clause (d)(4) thereunder to each Holder and to each beneficial owner and prospective pur-chaser of Securities identified by any holder of Restricted Securities, unless such information is furnished to the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

            SECTION 4.04. Reports by the Trustee.

            (a) The Trustee shall transmit to Securityholders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by
                  Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture, commencing May 15, 1997, deliver to Securityholders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

            (b) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Corporation. The Corporation will promptly notify the Trustee when the Securities are listed on any stock exchange.


                                    ARTICLE V

                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

            SECTION 5.01.     Events of Default.

            One or more of the following events of default shall constitute an Event of Default hereunder (whatever the reason for such Event of Default and whether it shall be voluntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) default in the payment of any interest upon any Security or any Other Debentures when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Corporation in accordance with the terms hereof shall not constitute a default in the payment of interest for this purpose; or

            (b) default in the payment of all or any part of the principal of (or premium, if any, on) any Security or any Other Debentures as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

            (c) default in the performance, or breach, of any covenant or warranty of the Corporation in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Corporation by the Trustee or to the Corporation and the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Corporation in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Corporation or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

            (e) the Corporation shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due.

            If an Event of Default with respect to Securities at the time outstanding occurs and is continuing, then in every such case the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal amount of all Securities to be due and payable immediately, by a notice in writing to the Corporation (and to the Trustee if given by the holders of the outstanding Securities), and upon any such declaration the same shall become immediately due and payable.

            The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, (i) the Corporation shall pay or shall deposit with the Trustee a sum sufficient to pay (A) all matured installments of interest upon all the Securities and the principal of and premium, if any, on any and all Securities which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Securities to the date of such payment or deposit) and (B) such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and (ii) any and all Events of Default under the Indenture, other than the non-payment of the principal of the Securities which shall have become due solely by such declaration of acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, in every such case, the holders of a majority in aggregate principal amount of the Securities then outstanding, by written notice to the Corporation and to the Trustee, may rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

            In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Corporation, the Trustee and the holders of the Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Corporation, the Trustee and the holders of the Securities shall continue as though no such proceeding had been taken.

            SECTION 5.02.     Payment of Securities on Default; Suit
                              Therefor.

            The Corporation covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Securities as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Securities as and when the same shall have become due and payable, whether at maturity of the Securities or upon redemption or by declaration or otherwise, then, upon demand of the Trustee, the Corporation will pay to the Trustee, for the benefit of the holders of the Securities, the whole amount that then shall have become due and payable on all such Securities for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law and, if the Securities are held by Peoples Heritage Capital Trust or a trustee of such trust, without duplication of any other amounts paid by Peoples Heritage Capital Trust or a trustee in respect thereof) upon the overdue installments of interest at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

            In case the Corporation shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Corporation or any other obligor on the Securities and collect in the manner provided by law out of the property of the Corporation or any other obligor on the Securities wherever situated the moneys adjudged or decreed to be payable.

            In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Corporation or any other obligor on the Securities under Title 11, United States Code, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Corporation or such other obligor, or in the case of any other similar judicial proceedings relative to the Corporation or other obligor upon the Securities, or to the creditors or property of the Corporation or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in such judicial proceedings relative to the Corporation or any other obligor on the Securities, or to the creditors or property of the Corporation or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

            Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

            All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities.

            In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

            SECTION 5.03.     Application of Moneys Collected by Trustee.

            Any moneys collected by the Trustee shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

            First: To the payment of costs and expenses of collection applicable to the Securities and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

            Second: To the payment of all Senior Indebtedness of the Corporation if and to the extent required by Article XV;

            Third: To the payment of the amounts then due and unpaid upon Securities for principal of (and premium, if any) and interest on the Securities, in respect of which or for the benefit of which money has been collected, ratably, without preference of priority of any kind, according to the amounts due on such Securities for principal (and premium, if any) and interest, respectively; and

            Fourth:  To the Corporation.

            SECTION 5.04.     Proceedings by Securityholders.

            No holder of any Security shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities.

            Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Security to receive payment of the principal of (premium, if any) and interest on such Security, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security with every other such taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities. For the protection and enforcement of the provisions of this Section , each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            The Corporation and the Trustee acknowledge that pursuant to the Declaration, the holders of Capital Securities are entitled, in the circumstances and subject to the limitations set forth therein, to commence a Direct Action with respect to any Event of Default under this Indenture and the Securities.

            SECTION 5.05.     Proceedings by Trustee.

            In case an Event of Default occurs with respect to Securities and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

            SECTION 5.06.     Remedies Cumulative and Continuing.

            Except as provided in the last paragraph of Section 2.08, all powers and remedies given by this Article V to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to the Securities, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.04, every power and remedy given by this Article V or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

            SECTION 5.07. Direction of Proceedings and Waiver of Defaults by Majority of Securityholders.

            The holders of a majority in aggregate principal amount of the Securities at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (subject to the provisions of Section 6.01) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of the Securities, the holders of a majority in aggregate principal amount of the Securities at the time outstanding may on behalf of the holders of all of the Securities waive any past default or Event of Default and its consequences except a default (a) in the payment of principal of or premium, if any, or interest on any of the Securities or (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Security affected; provided, however, that if the Securities are held by the Property Trustee, such waiver or modification to such waiver shall not be effective until the holders of a majority in aggregate liquidation amount of Trust Securities shall have consented to such waiver or modification to such waiver; provided further, that if the consent of the holder of each outstanding Security is required, such waiver shall not be effective until each holder of the Trust Securities shall have consented to such waiver. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Corporation, the Trustee and the holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.07, said default or Event of Default shall for all purposes of the Securities and this Indenture be deemed to have been cured and to be not continuing.

            SECTION 5.08.     Notice of Defaults.

            The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities mail to all Securityholders, as the names and addresses of such holders appear upon the Security register, notice of all defaults known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section
5.08 being hereby defined to be the events specified in clauses (a), (b), (c),
(d) and (e) of Section 5.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of Section 5.01); and provided that, except in the case of default in the payment of the principal of or premium, if any, or interest on any of the Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders; and provided further, that in the case of any default of the character specified in Section 5.01(c) no such notice to Securityholders shall be given until at least 60 days after the occurrence thereof but shall be given within 90 days after such occurrence.

            SECTION 5.09.  Undertaking to Pay Costs.

            All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in aggregate principal amount of the Securities outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security against the Corporation on or after the same shall have become due and payable.


                                   ARTICLE VI

                             CONCERNING THE TRUSTEE

            SECTION 6.01.     Duties and Responsibilities of Trustee.

            With respect to the holders of the Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

            (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred

                  (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

            (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Securityholders pursuant to Section 5.07, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

            None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

            SECTION 6.02.     Reliance on Documents, Opinions, etc.

            Except as otherwise provided in Section 6.01:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request, direction, order or demand of the Corporation mentioned herein may be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Corporation;

            (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

            (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (that has not been cured or waived), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of a majority in aggregate principal amount of the outstanding Securities; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding; and

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care.

            SECTION 6.03.     No Responsibility for Recitals, etc.

            The recitals contained herein and in the Securities (except in the certificate of authentication of the Trustee or the Authenticating Agent) shall be taken as the statements of the Corporation and the Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee and the Authenticating Agent shall not be accountable for the use or application by the Corporation of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee or the Authenticating Agent in conformity with the provisions of this Indenture. The Trustee shall not be charged with knowledge of any default or Event of Default under Section 5.01(a) or (b) relating to Other Debentures unless (i) a Responsible Officer of the Trustee assigned to its Principal Office shall have actual knowledge thereof or
(ii) the Corporation, any Securityholder or the holder of any Other Debenture shall have given the Trustee written notice thereof in accordance with Section 13.04.

            SECTION 6.04. Trustee, Authenticating Agent, Paying Agents, Transfer
                          Agents or Registrar May Own Securities.

            The Trustee or any Authenticating Agent or any paying agent or any transfer agent or any Security registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent, transfer agent or Security registrar.

            SECTION 6.05. Moneys to be Held in Trust.

            Subject to the provisions of Section 11.04, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Corporation. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Corporation, signed by the Chairman of the Board of Directors, the President or a Vice President or the Treasurer or an Assistant Treasurer of the Corporation.

            SECTION 6.06. Compensation and Expenses of Trustee.

            The Corporation, as borrower, covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Corporation and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Corporation will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Corporation also covenants to indemnify each of the Trustee or any predecessor Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Corporation under this Section 6.06 to compensate and indemnify the Trustee and to pay or reimburse the

Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

            Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(d) or Section 5.01(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

            The provisions of this Section shall survive the termination of this Indenture.

            SECTION 6.07. Officers' Certificate as Evidence.

            Except as otherwise provided in Sections 6.01 and 6.02, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

            SECTION 6.08. Conflicting Interest of Trustee.

            If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Corporation shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act, subject to the penultimate paragraph thereof.

            SECTION 6.09. Eligibility of Trustee.

            The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia or a corporation or other Person permitted to act as trustee by the Commission authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000) and subject to supervision or examination by federal, state, territorial, or

District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 6.09 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

            The Corporation may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Corporation, serve as Trustee.

            In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

            SECTION 6.10. Resignation or Removal of Trustee.

            (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of such resignation to the Corporation and by mailing notice thereof to the holders of the Securities at their addresses as they shall appear on the Security register. Upon receiving such notice of resignation, the Corporation shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation to the Securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security for at least six months may, subject to the provisions of
                  Section 5.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

            (b)   In case at any time any of the following shall occur --

                  (1)   the Trustee shall fail to comply with the provisions of
                        Section 6.08 after written request therefor by the Corporation or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, or

                  (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.09 and shall fail to resign after written request therefor by the Corporation or by any such Securityholder, or

                  (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Corporation may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.09, any Securityholder who has been a bona fide holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

            (c) The holders of a majority in aggregate principal amount of the Securities at the time outstanding may at any time remove the Trustee and nominate a successor trustee, which shall be deemed appointed as successor trustee unless within 10 days after such nomination the Corporation objects thereto or if no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after such removal, in which case the Trustee so removed or any Securityholder, upon the terms and conditions and otherwise as in sub-section (a) of this Section 6.10 provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

            (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this
                  Section 6.10 shall become
                        effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

            SECTION 6.11. Acceptance by Successor Trustee.

            Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Corporation and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Corporation or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 6.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring trustee thereunder. Upon request of any such successor trustee, the Corporation shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 6.06.

            No successor trustee shall accept appointment as provided in this
Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09.

            Upon acceptance of appointment by a successor trustee as provided in this Section 6.11, the Corporation shall mail notice of the succession of such trustee hereunder to the holders of Securities at their addresses as they shall appear on the Security register. If the Corporation fails to mail such notice within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Corporation.

            SECTION 6.12. Succession by Merger, etc.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

            In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which the Securities or this Indenture elsewhere provides that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

            SECTION 6.13. Limitation on Rights of Trustee as a Creditor.

            The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

            SECTION 6.14. Authenticating Agents.

            There may be one or more Authenticating Agents appointed by the Trustee upon the request of the Corporation with power to act on its behalf and subject to its direction in the authentication and delivery of Securities issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Securities; provided, that the Trustee shall have no liability to the Corporation for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Securities. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $5,000,000 and being subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section , it shall resign immediately in the manner and with the effect herein specified in this Section .

            Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 6.14 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Corporation. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Corporation. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Trustee may, and upon the request of the Corporation shall, promptly appoint a successor Authenticating Agent eligible under this Section 6.14, shall give written notice of such appointment to the Corporation and shall mail notice of such appointment to all Securityholders as the names and addresses of such holders appear on the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

            The Corporation, as borrower, agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.


                                   ARTICLE VII

                         CONCERNING THE SECURITYHOLDERS

            SECTION 7.01.     Action by Securityholders.

            Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article VIII, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

            If the Corporation shall solicit from the Securityholders any request, demand, authorization, direction, notice, consent, waiver or other action, the Corporation may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action or to revoke any such action, but the Corporation shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action or revocation may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Securities shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

            SECTION 7.02.     Proof of Execution by Securityholders.

            Subject to the provisions of Section 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the Security Register or by a certificate of the Security registrar. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

            The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.06.

            SECTION 7.03.     Who Are Deemed Absolute Owners.

            Prior to due presentment for registration of transfer of any Security, the Corporation, the Trustee, any Authenticating Agent, any paying agent, any transfer agent and any Security registrar may deem the person in whose name such Security shall be registered upon the Security Register to be, and may treat him as, the absolute owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal of and premium, if any, and (subject to Section 2.06) interest on such Security and for all other purposes; and neither the Corporation nor the Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

            SECTION 7.04. Securities Owned by Corporation Deemed Not
                          Outstanding.

            In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Corporation or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not the Corporation or any such other obligor or person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

            SECTION 7.05. Revocation of Consents; Future Holders Bound.

            At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security (or any Security issued in whole or in part in exchange or substitution therefor), subject to Section 7.01, the serial number of which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Security (or so far as concerns the principal amount represented by any exchanged or substituted Security). Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.

                                  ARTICLE VIII

                            SECURITYHOLDERS' MEETINGS

            SECTION 8.01. Purposes of Meetings.

            A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article VIII for any of the following purposes:

            (a) to give any notice to the Corporation or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article V;

            (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VI;

            (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

            (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Securities under any other provision of this Indenture or under applicable law.

            SECTION 8.02. Call of Meetings by Trustee.

            The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 8.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Securityholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities at their addresses as they shall appear on the Securities Register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

            SECTION 8.03. Call of Meetings by Corporation or Securityholders.

            In case at any time the Corporation pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities then outstanding, shall have requested the Trustee to call a meeting of Securityholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Corporation or such Securityholders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in Section 8.02.

            SECTION 8.04. Qualifications for Voting.

            To be entitled to vote at any meeting of Securityholders a person shall (a) be a holder of one or more Securities or (b) a person appointed by an instrument in writing as proxy by a holder of one or more Securities. The only persons who shall be entitled at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Corporation and its counsel.

            SECTION 8.05. Regulations.

            Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

            The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Corporation or by Securityholders as provided in Section 8.03, in which case the Corporation or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

            Subject to the provisions of Section 8.04, at any meeting each holder of Securities or proxy therefor shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 8.02 or 8.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

            The Persons entitled to vote a majority in principal amount of the outstanding Securities shall constitute a quorum for a meeting of Holders of Securities; provided, however, that if any action is to be taken at such meeting with respect to a consent, waiver, request, demand, notice, authorization, direction or other action which may be given by the holders of not less than a specified percentage in principal amount of the outstanding Securities, the Persons holding or representing such specified percentage in principal amount of the outstanding Securities will constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of holders of Securities, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 8.02, except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the outstanding Securities which shall constitute a quorum.

            Except as limited by the first proviso to the first paragraph of
Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the holders of a majority in principal amount of the outstanding Securities; provided, however, that, except as limited by the first proviso to the first paragraph of Section 9.02, any resolution with respect to any consent, waiver, request, demand, notice, authorization, direction or other action which this Indenture expressly provides may be given by the holders of not less than a specified percentage in principal amount of the outstanding Securities may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the holders of not less than such specified percentage in principal amount of the outstanding Securities.

            Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities whether or not present or represented at the meeting.

            SECTION 8.06. Voting.

            The vote upon any resolution submitted to any meeting of holders of Securities shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Corporation and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. The holders of the Series A Capital Securities and the Series B Capital Securities shall vote for all purposes as a single class.

            Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                   ARTICLE IX

                                   AMENDMENTS

            SECTION 9.01. Without Consent of Securityholders.

            The Corporation and the Trustee may from time to time and at any time amend the Indenture, without the consent of the Securityholders, for one or more of the following purposes:

            (a) to evidence the succession of another corporation to the Corporation, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Corporation pursuant to Article X hereof;

            (b) to add to the covenants of the Corporation such further covenants, restrictions or conditions for the protection of the Securityholders as the Board of Directors and the Trustee shall consider to be for the protection of the Securityholders, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

            (c) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

            (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture; provided that any such action shall not materially adversely affect the interests of the holders of the Securities;

            (e) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities;

            (f) to make provision for transfer procedures, certification, book-entry provisions, the form of restricted securities legends, if any, to be placed on Securities, minimum denominations and all other matters required pursuant to
                  Section 2.07 or otherwise necessary, desirable or appropriate in connection with the issuance of Securities to holders of Capital Securities in the event of a distribution of Securities by Peoples Heritage Capital Trust following a Dissolution Event;

            (g) to qualify or maintain qualification of this Indenture under the Trust Indenture Act;

            (h) to enable the Corporation and Peoples Heritage Capital Trust to conduct an Exchange Offer as contemplated by the Registration Rights Agreement; provided that any such action shall not materially adversely affect the interests of the holders of the Securities; or

            (i) to make any change that does not adversely affect the rights of any Securityholder in any material respect.

            The Trustee is hereby authorized to join with the Corporation in the execution of any supplemental indenture to effect such amendment, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            Any amendment to the Indenture authorized by the provisions of this
Section 9.01 may be executed by the Corporation and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

            SECTION 9.02.     With Consent of Securityholders.

            With the consent (evidenced as provided in Section 7.01) of the holders of a majority in aggregate principal amount of the Securities at the time outstanding, the Corporation, when authorized by a Board Resolution, and the Trustee may from time to time and at any time amend the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that no such amendment shall without the consent of the holders of each Security then outstanding and affected thereby (i) extend the Maturity Date of any Security, or reduce the rate or extend the time of payment of interest thereon (except as contemplated by Article XVI), or reduce the principal amount thereof, or reduce any amount payable on redemption thereof, or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Securities, or impair or affect the right of any Securityholder to institute suit for payment thereof, or (ii) reduce the aforesaid percentage of Securities the holders of which are required to consent to any such amendment to the Indenture, provided, however, that if the Securities are held by

Peoples Heritage Capital Trust, such amendment shall not be effective until the holders of a majority in liquidation amount of Trust Securities shall have consented to such amendment; provided, further, that if the consent of the holder of each outstanding Security is required, such amendment shall not be effective until each holder of the Trust Securities shall have consented to such amendment.

            Upon the request of the Corporation accompanied by a copy of a resolution of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture affecting such amendment, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Corporation in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

            Promptly after the execution by the Corporation and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by the Corporation, setting forth in general terms the substance of such supplemental indenture, to the Securityholders as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

            It shall not be necessary for the consent of the Securityholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

            SECTION 9.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures.

            Any supplemental indenture executed pursuant to the provisions of this Article IX shall comply with the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Corporation and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

            SECTION 9.04. Notation on Securities.

            Securities authenticated and delivered after the execution of any supplemental indenture affecting such series pursuant to the provisions of this
Article IX may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Corporation or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Corporation, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Securities then outstanding.

            SECTION 9.05. Evidence of Compliance of Supplemental Indenture to be
                          Furnished Trustee.

            The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article IX.

            The Trustee may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.


                                    ARTICLE X

               CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

            SECTION 10.01. Corporation May Consolidate, etc., on Certain Terms.

            Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Corporation with or into any other Person (whether or not affiliated with the Corporation, as the case may be), or successive consolidations or mergers in which the Corporation, or its successor or successors, as the case may be, shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Corporation, or its successor or successors, as the case may be, as an entirety, or substantially as an entirety, to any other Person (whether or not affiliated with the Corporation, or its successor or successors, as the case may be) authorized to acquire and operate the same; provided, that (a) the Corporation is the surviving Person, or the Person formed by or surviving any such consolidation or merger (if other than the Corporation) or to which such sale, conveyance, transfer or lease of property is made is a Person organized and existing under the laws of the United States or any State thereof or the District of Columbia, and (b) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of (and premium, if any) and interest on the Securities according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be kept or performed by the Corporation shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act, as then in effect) satisfactory in form to the Trustee executed and delivered to the Trustee by the Person formed by such consolidation, or into which the Corporation, shall have been merged, or by the Person which shall have acquired such property, as the case may be, (c) after giving effect to such consolidation, merger, sale, conveyance, transfer or lease, no Default or Event of Default shall have occurred and be continuing and
(d) such consolidation, merger, sale, conveyance, transfer or lease does not cause the Securities to be downgraded by a nationally recognized statistical rating organization.

            SECTION 10.02. Successor Corporation to be Substituted for
                           Corporation.

            In case of any such consolidation, merger, conveyance or transfer and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Corporation, such successor Person shall succeed to and be substituted for the Corporation, with the same effect as if it had been named herein as the party of the first part, and the Corporation thereupon shall be relieved of any further liability or obligation hereunder or upon the Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of Peoples Heritage Financial Group, Inc., any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Corporation and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor Person instead of the Corporation and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Securities which previously shall have been signed and delivered by the officers of the Corporation to the Trustee or the Authenticating Agent for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Indentures had been issued at the date of the execution hereof.

            SECTION 10.03. Opinion of Counsel to be Given Trustee.

            The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or lease, and any assumption, permitted or required by the terms of this Article X complies with the provisions of this
Article X.


                                   ARTICLE XI

                    SATISFACTION AND DISCHARGE OF INDENTURE

            SECTION 11.01. Discharge of Indenture.

            When (a) the Corporation shall deliver to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.08) and not theretofore cancelled, or
(b) all the Securities not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Corporation shall deposit with the Trustee, in trust, funds sufficient to pay on the Maturity Date or upon redemption all of the Securities (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced as provided in Section 2.08) not theretofore cancelled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to the Maturity Date or redemption date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of or premium, if any, or interest on the Securities (1) theretofore repaid to the Corporation in accordance with the provisions of Section 11.04, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Corporation shall also pay or cause to be paid all other sums payable hereunder by the Corporation, then this Indenture shall cease to be of further effect except for the provisions of Sections 2.02, 2.07, 2.08, 3.01, 3.02, 3.04, 6.06, 6.10 and 11.04 hereof, which shall survive until such Securities shall mature and be paid. Thereafter, Sections 6.06, 6.10 and 11.04 shall survive, and the Trustee, on demand of the Corporation accompanied by any Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Corporation, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, the Corporation, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

            SECTION 11.02. Deposited Moneys and U.S. Government Obligations to
                           be Held in Trust by Trustee.

            Subject to the provisions of Section 11.04, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Sections 11.01 or
11.05 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Corporation if acting as its own paying agent), to the holders of the particular Securities for the payment of which such moneys or U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.

            The Corporation shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.05 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of outstanding Securities.

            SECTION 11.03. Paying Agent to Repay Moneys Held.

            Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Securities (other than the Trustee) shall, upon written demand of the Corporation, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

            SECTION 11.04. Return of Unclaimed Moneys.

            Any moneys deposited with or paid to the Trustee or any paying agent for payment of the principal of or premium, if any, or interest on Securities and not applied but remaining unclaimed by the holders of Securities for two years after the date upon which the principal of or premium, if any, or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Corporation by the Trustee or such paying agent on Corporation Request; and the holder of any of the Securities shall thereafter look only to the Corporation for any payment which such holder may be entitled to collect and all liability of the Trustee or such paying agent with respect to such moneys shall thereupon cease.

            SECTION 11.05. Defeasance Upon Deposit of Moneys or U.S. Government
                           Obligations.

            The Corporation shall be deemed to have been Discharged (as defined below) from its obligations with respect to the Securities on the 91st day after the conditions set forth below have been satisfied:

            (1) The Corporation shall have deposited or caused to be deposited irrevocably with the Trustee or the Defeasance Agent (as defined below) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of
                  (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee and the Defeasance Agent, if any, to pay and discharge each installment of principal of and interest and premium, if any, on the outstanding Securities on the dates such installments of principal, interest or premium are due;

            (2) if the Securities are then listed on any national securities exchange, the Corporation shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that the exercise of the option under this Section
                  11.05 would not cause such Securities to be delisted from such exchange;

            (3) no Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit; and

            (4) the Corporation shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that holders of the Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of the exercise of the option under this Section 11.05 and will be subject to United States federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, and such opinion shall be based on a statute so providing or be accompanied by a private letter ruling to that effect received from the United States Internal Revenue Service or a revenue ruling pertaining to a comparable form of transaction to that effect published by the United States Internal Revenue Service.

            "Discharged" means that the Corporation shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities and to have satisfied all the obligations under this Indenture relating to the Securities (and the Trustee, at the expense of the Corporation, shall execute proper instruments acknowledging the same), except (A) the rights of holders of Securities to receive, from the trust fund described in clause (1) above, payment of the principal of and the interest and premium, if any, on the Securities when such payments are due; (B) the Corporation's obligations with respect to the Securities under Sections 2.02, 2.07, 2.08, 3.02, 3.04, 6.10 and 11.04; and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

            "Defeasance Agent" means another financial institution which is eligible to act as Trustee hereunder and which assumes all of the obligations of the Trustee necessary to enable the Trustee to act under this Article. In the event such a Defeasance Agent is appointed pursuant to this Section , the following conditions shall apply:

            (1) The Trustee shall have approval rights over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent's rights and responsibilities;

            (2) The Defeasance Agent shall provide verification to the Trustee acknowledging receipt of sufficient money and/or U. S. Government Obligations to meet the applicable conditions set forth in this Section 11.05.


                                   ARTICLE XII

                   IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

            SECTION 12.01. Indenture and Securities Solely Corporate
                           Obligations.

            No recourse for the payment of the principal of or premium, if any, or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Corporation in this Indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Corporation or of any successor Person to the Corporation, either directly or through the Corporation or any successor Person to the Corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.


                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS


            SECTION 13.01. Successors.

            All the covenants, stipulations, promises and agreements in this Indenture contained by the Corporation shall bind its successors and assigns whether so expressed or not.

            SECTION 13.02. Official Acts by Successor Corporation.

            Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Corporation shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Corporation.

            SECTION 13.03. Surrender of Corporation Powers.

            The Corporation by instrument in writing executed by authority of 2/3 (two-thirds) of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Corporation, and thereupon such power so surrendered shall terminate both as to the Corporation, as the case may be, and as to any successor Person.

            SECTION 13.04. Addresses for Notices, etc.

            Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities on the Corporation may be given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Corporation with the Trustee for the purpose) to the Corporation, P.O. Box 9540, One Portland Square, Portland, Maine 04112-9540, Attention: Brian Arsenault. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of the Trustee, 101 Barclay Street, 21st Floor West, New York, NY 10286,
Attention: Corporate Trust, Trustee Administration (unless another address is provided by the Trustee to the Corporation for the purpose).

            Any notice or communication to a Holder shall be mailed by first class mail to his or her address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

            SECTION 13.05. Governing Law.

            This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State, without regard to conflicts of laws principles thereof.

            SECTION 13.06. Evidence of Compliance with Conditions Precedent.

            Upon any application or demand by the Corporation to the Trustee to take any action under any of the provisions of this Indenture, the Corporation shall furnish to the Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

            Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (except pursuant to Section 3.05) shall include
(1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

            SECTION 13.07. Business Days.

            In any case where the date of payment of principal of or premium, if any, or interest on the Securities will not be a Business Day, the payment of such principal of or premium, if any, or interest on the Securities need not be made on such date but may be made on the next succeeding Business Day, with the same force and effect as if made on the date of payment and no interest shall accrue for the period from and after such date.

            SECTION 13.08. Trust Indenture Act to Control.

            If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such imposed duties shall control.

            SECTION 13.09. Table of Contents, Headings, etc.

            The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

            SECTION 13.10. Execution in Counterparts.

            This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

            SECTION 13.11. Separability.

            In case any one or more of the provisions contained in this Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of the Securities, but this Indenture and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

            SECTION 13.12. Assignment.

            The Corporation will have the right at all times to assign any of its respective rights or obligations under this Indenture to a direct or indirect wholly owned Subsidiary of the Corporation, provided that, in the event of any such assignment, the Corporation will remain primarily liable for all its obligations. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

            SECTION 13.13. Acknowledgement of Rights.

            The Corporation acknowledges that, with respect to any Securities held by Peoples Heritage Capital Trust or a trustee of such trust, if the Property Trustee of such Trust fails to enforce its rights under this Indenture as the holder of the Securities held as the assets of Peoples Heritage Capital Trust any holder of Capital Securities may institute legal proceedings directly against the Corporation to enforce such Property Trustee's rights under this Indenture without first instituting any legal proceedings against such Property Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Corporation to pay principal of or premium, if any, or interest on the Securities when due, the Corporation acknowledges that a holder of Capital Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or premium, if any, or interest on the Securities having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such holder on or after the respective due date specified in the Securities.

                                   ARTICLE XIV

                   REDEMPTION OF SECURITIES -- MANDATORY AND
                              OPTIONAL SINKING FUND

            SECTION 14.01. Special Event Redemption.

            If a Special Event has occurred and is continuing then, notwithstanding Section 14.02(a) but subject to Section 14.02(c), the Corporation shall have the right at any time prior to the Initial Optional Redemption Date, upon (i) not less than 45 days written notice to the Trustee, which notice shall be accompanied by an Officers' Certificate certifying that a Special Event entitling the Corporation to redeem the Securities pursuant to this Section, has occurred and (ii) not less than 30 days nor more than 60 days written notice to the Securityholders, to redeem the Securities, in whole (but not in part), within 90 days following the occurrence of such Special Event at the Special Event Redemption Price. Following a Special Event, the Corporation shall take such action as is necessary to promptly determine the Special Event Redemption Price, including without limitation the appointment by the Corporation of a Quotation Agent. The Special Event Redemption Price shall be paid prior to 12:00 noon, New York time, on the date of such redemption or such earlier time as the Corporation determines, provided that the Corporation shall deposit with the Trustee an amount sufficient to pay the Special Event Redemption Price by 10:00 a.m., New York time, on the date such Special Event Prepayment Price is to be paid. The Corporation shall provide the Trustee with written notice of the Special Event Redemption Price promptly after the calculation thereof, which notice shall include any calculation made by the Quotation Agent in connection with the determination of the Special Event Redemption Price.

            SECTION 14.02. Optional Redemption by Corporation.

            (a) Subject to the provisions of this Article XIV, the Corporation shall have the right to redeem the Securities, in whole or in part, from time to time, on or after Initial Optional Redemption Date at the optional redemption prices set forth below (expressed as percentages of principal) plus accrued and unpaid interest thereon (including Additional Interest and Compounded Interest, if any) to the applicable date of redemption (the "Optional Redemption Price"): if redeemed during the 12-month period beginning February 1 of the years indicated below.

                 Year                                Percentage
                 ----                                ----------
                 2007                                 104.530 %
                 2008                                 104.077 %
                 2009                                 103.624 %
                 2010                                 103.171 %
                 2011                                 102.718 %
                 2012                                 102.265 %
                 2013                                 101.812 %
                 2014                                 101.359 %
                 2015                                 100.906 %
                 2016                                 100.453 %
                 2017 and thereafter                  100.000 %

            If the Securities are only partially redeemed pursuant to this
Section 14.02, the Securities will be redeemed by lot or by any other method utilized by the Trustee; provided, that if at the time of redemption the Securities are registered as a Global Security, the Depositary shall determine, in accordance with its procedures, the principal amount of such Securities held for the account of its participants to be redeemed. The Optional Redemption Price shall be paid prior to 12:00 noon, New York time, on the date of such redemption or at such earlier time as the Corporation determines, provided that the Corporation shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price by 10:00 a.m., New York time, on the date such Optional Redemption Price is to be paid.

            (b) Notwithstanding the first sentence of Section 14.02, upon the entry of an order for dissolution of the Peoples Heritage Capital Trust by a court of competent jurisdiction, the Securities thereafter will be subject to optional redemption, in whole only, but not in part, on or after February 1, 2007, at the optional redemption prices set forth in Section 14.02 and otherwise in accordance with this Article XIV.

            (c) Any redemption of Securities pursuant to Section 14.01 or
Section 14.02 shall be subject to the receipt by the Corporation of any required regulatory approval.

            SECTION 14.03. No Sinking Fund.

            The Securities are not entitled to the benefit of any sinking fund.

            SECTION 14.04. Notice of Redemption; Selection of Securities.

            In case the Corporation shall desire to exercise the right to redeem all, or, as the case may be, any part of the Securities in accordance with their terms, it shall fix a date for redemption and shall mail a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Securities so to be redeemed as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

            Each such notice of redemption shall specify the CUSIP number of the Securities to be redeemed, the date fixed for redemption, the redemption price at which the Securities are to be redeemed (or the method by which such redemption price is to be calculated), the place or places of payment, that payment will be made upon presentation and surrender of the Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities are to be redeemed the notice of redemption shall specify the numbers of the Securities to be redeemed. In case any Security is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

            By 10:00 a.m. New York time on the redemption date specified in the notice of redemption given as provided in this Section, the Corporation will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the appropriate Redemption Price, together with accrued interest to the date fixed for redemption.

            The Corporation will give the Trustee notice not less than 45 days prior to the redemption date as to the aggregate principal amount of Securities to be redeemed and the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities or portions thereof (in integral multiples of $1,000, except as otherwise set forth in the applicable form of Security) to be redeemed.

            SECTION 14.05. Payment of Securities Called for Redemption.

            If notice of redemption has been given as provided in Section 14.04, the Securities or portions of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Redemption Price, together with interest accrued to the date fixed for redemption (subject to the rights of holders of Securities on the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the redemption date), and on and after said date (unless the Corporation shall default in the payment of such Securities at the Redemption Price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue. On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be paid and redeemed by the Corporation at the applicable Redemption Price, together with interest accrued thereon to the date fixed for redemption (subject to the rights of holders of Securities on the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the redemption date).

            Upon presentation of any Security redeemed in part only, the Corporation shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Corporation, a new Security or Securities of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.


                                   ARTICLE XV

                           SUBORDINATION OF SECURITIES

            SECTION 15.01. Agreement to Subordinate.

            The Corporation covenants and agrees, and each holder of Securities issued hereunder likewise covenants and agrees, that the Securities shall be issued subject to the provisions of this Article XV; and each holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

            The payment by the Corporation of the principal of, premium, if any, and interest on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

            No provision of this Article XV shall prevent the occurrence of any Default or Event of Default hereunder.

            SECTION 15.02. Default on Senior Indebtedness.

            In the event and during the continuation of any default by the Corporation in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness, or in the event that the maturity of any Senior Indebtedness has been accelerated because of a default, then, in either case, no payment shall be made by the Corporation with respect to the principal (including redemption payments) of or premium, if any, or interest on the Securities.

            In the event of the acceleration of the maturity of the Securities, then no payment shall be made by the Corporation with respect to the principal (including redemption payments) of or premium, if any, or interest on the Securities until the holders of all Senior Indebtedness outstanding at the time of such acceleration shall receive payment in full of such Senior Indebtedness (including any amounts due upon acceleration).

            In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraphs of this Section 15.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing, within 90 days of such payment on such Senior Indebtedness.

            SECTION 15.03. Liquidation; Dissolution; Bankruptcy.

            Upon any payment by the Corporation or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Corporation, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all Senior Indebtedness of the Corporation shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Corporation on account of the principal (and premium, if any) or interest on the Securities; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Corporation, or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, to which the Securityholders or the Trustee would be entitled to receive from the Corporation, except for the provisions of this
Article XV, shall be paid by the Corporation or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Securityholders or by the Trustee under the Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Corporation or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Securityholders or to the Trustee.

            In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Corporation, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

            For purposes of this Article XV, the words "cash, property or securities" shall not be deemed to include shares of stock of the Corporation as reorganized or readjusted, or securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XV with respect to the Securities to the payment of Senior Indebtedness that may at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Corporation with, or the merger of the Corporation into, another Person or the liquidation or dissolution of the Corporation following the sale, conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Article X of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 15.03 if such other Person shall, as a part of such consolidation, merger, sale, conveyance, transfer or lease, comply with the conditions stated in Article X of this Indenture.

            SECTION 15.04. Subrogation.

            Subject to the payment in full of Senior Indebtedness, the rights of the Securityholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Corporation, as the case may be, applicable to such Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Securityholders or the Trustee would be entitled except for the provisions of this Article XV, and no payment over pursuant to the provisions of this Article XV to or for the benefit of the holders of such Senior Indebtedness by Securityholders or the Trustee, shall, as between the Corporation, its creditors other than holders of Senior Indebtedness of the Corporation, and the holders of the Securities, be deemed to be a payment by the Corporation to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XV are and are intended solely for the purposes of defining the relative rights of the holders of the Securities, on the one hand, and the holders of such Senior Indebtedness on the other hand.

            Nothing contained in this Article XV or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Corporation, its creditors other than the holders of Senior Indebtedness of the Corporation, and the holders of the Securities, the obligation of the Corporation, which is absolute and unconditional, to pay to the holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Corporation, as the case may be, other than the holders of Senior Indebtedness of the Corporation, as the case may be, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under the Indenture, subject to the rights, if any, under this Article XV of the holders of such Senior Indebt-edness in respect of cash, property or securities of the Corporation, as the case may be, received upon the exercise of any such remedy.

            SECTION 15.05. Trustee to Effectuate Subordination.

            Each Securityholder by such Securityholder's acceptance thereof authorizes and directs the Trustee on such Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XV and appoints the Trustee such Securityholder's attorney-in-fact for any and all such purposes.

            SECTION 15.06. Notice by the Corporation.

            The Corporation shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Corporation that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XV. Notwithstanding the provisions of this Article XV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XV, unless and until a Responsible Officer of the Trustee assigned to its Principal Office shall have received written notice thereof from the Corporation or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of
Article VI of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 15.06 at least two Business Days prior to the date (i) upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Security), or (ii) moneys and/or U.S. Government Obligations are deposited in trust pursuant to Article XI then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and U.S. Government Obligations and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

            The Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Corporation (or a trustee or representative on behalf of such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article XV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XV, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

            Upon any payment or distribution of assets of the Corporation referred to in this Article XV, the Trustee and the Securityholders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Corporation, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

            SECTION 15.07. Rights of the Trustee; Holders of Senior
                           Indebtedness.

            The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XV in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

            With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Article VI of this Indenture, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to Securityholders, the Corporation or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article XV or otherwise.

            Nothing in this Article XV shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06.

            SECTION 15.08. Subordination May Not Be Impaired.

            No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Corporation with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

            Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article XV or the obligations hereunder of the holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Corporation and any other Person.


                                   ARTICLE XVI

                      EXTENSION OF INTEREST PAYMENT PERIOD

            SECTION 16.01. Extension of Interest Payment Period.

            So long as no Event of Default has occurred and is continuing, the Corporation shall have the right, at any time and from time to time during the term of the Securities, to defer payments of interest by extending the interest payment period of such Securities for a period not exceeding 10 consecutive semi-annual periods, including the first such semi-annual period during such extension period (the "Extended Interest Payment Period"), during which Extended Interest Payment Period no interest shall be due and payable; provided that no Extended Interest Payment Period shall end on a date other than an Interest Payment Date or extend beyond the Maturity Date. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 16.01, will bear interest thereon at the Coupon Rate compounded semi-annually for each semi-annual period of the Extended Interest Payment Period ("Compounded Interest"). At the end of the Extended Interest Payment Period, the Corporation shall pay all interest accrued and unpaid on the Securities, including any Additional Interest and Compounded Interest (together, "Deferred Interest") that shall be payable to the holders of the Securities in whose names the Securities are registered in the Security Register on the first record date preceding the end of the Extended Interest Payment Period. Before the termination of any Extended Interest Payment Period, the Corporation may further defer payments of interest by further extending such period, provided that such period, together with all such previous and further extensions within such Extended Interest Payment Period, shall not exceed 10 consecutive semi-annual periods, including the first such semi-annual period during such Extended Interest Payment Period, or extend beyond the Maturity Date. Upon the termination of any Extended Interest Payment Period and the payment of all Deferred Interest then due, the Corporation may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period, except at the end thereof, but the Corporation may prepay at any time all or any portion of the interest accrued during an Extended Interest Payment Period.

            SECTION 16.02. Notice of Extension.

            (a) If the Property Trustee is the only registered holder of the Securities at the time the Corporation selects an Extended Interest Payment Period, the Corporation shall give written notice to the Administrative Trustees, the Property Trustee and the Trustee of its selection of such Extended Interest Payment Period five Business Days before the earlier of (i) the next succeeding date on which Distributions on the Trust Securities issued by Peoples Heritage Capital Trust are payable, or (ii) the date Peoples Heritage Capital Trust is required to give notice of the record date, or the date such Distributions are payable, to any national securities exchange or to holders of the Capital Securities issued by Peoples Heritage Capital Trust, but in any event at least five Business Days before such record date.

            (b) If the Property Trustee is not the only holder of the Securities at the time the Corporation selects an Extended Interest Payment Period, the Corporation shall give the holders of the Securities and the Trustee written notice of its selection of such Extended Interest Payment Period at least 10 Business Days before the earlier of (i) the next succeeding Interest Payment Date, or (ii) the date the Corporation is required to give notice of the record or payment date of such interest payment to any national securities exchange.

            (c) The semi-annual period in which any notice is given pursuant to paragraphs (a) or (b) of this Section 16.02 shall be counted as one of the 10 semi-annual periods permitted in the maximum Extended Interest Payment Period permitted under Section 16.01.

            The Bank of New York hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.


                              PEOPLES HERITAGE FINANCIAL GROUP, INC.


                                    By               *
                                       -----------------------------------
                                       Name:  William J. Ryan
                                       Title: Chairman, President and
                                              Chief Executive Officer




                                    The Bank of New York,
                                    as Trustee


                                    By /s/ Mary Jane Morrissey
                                       -----------------------------------
                                       Name:  Mary Jane Morrissey
                                       Title:  Vice President




                                    *By /s/ Gerard L. Hawkins
                                       -----------------------------------
                                        Gerard L. Hawkins
                                        Attorney-in-fact

                                    EXHIBIT A

                           (FORM OF FACE OF SECURITY)


            [IF THE SECURITY IS A GLOBAL SECURITY, INSERT: - THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

            UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

            THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE CORPORATION OR ANY "AFFILIATE" OF THE CORPORATION WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE

THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT,
(E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
(A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE CORPORATION PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE
(D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE CORPORATION, AND (ii) PURSUANT TO CLAUSE (E), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE REVERSE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEREE TO THE CORPORATION. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

No.

                     PEOPLES HERITAGE FINANCIAL GROUP, INC.

       9.06% SERIES __ JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURE
                              DUE FEBRUARY 1, 2027

            Peoples Heritage Financial Group, Inc., a Maine corporation (the "Corporation", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York, as Property Trustee for Peoples Heritage Capital Trust I or registered assigns, the principal sum of One Hundred Three Million Ninety-Three Thousand Dollars ($103,093,000) on February 1, 2027 (the "Maturity Date"), unless previously redeemed, and to pay interest on the outstanding principal amount hereof from January 31, 1997, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semi-annually (subject to deferral as set forth herein) in arrears on February 1 and August 1 of each year, commencing August 1, 1997 at the rate of 9.06% per annum until the principal hereof shall have become due and payable, and at the same rate per annum on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded semi-annually. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month. In the event that any date on which the principal of (or premium, if any) or interest on this Security is payable is not a Business Day, then the payment payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date. Pursuant to the Registration Rights Agreement, in certain limited circumstances the Corporation will be required to pay Liquidated Damages (as defined in the Registration Rights Agreement) with respect to this Security.

            The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the fifteenth day of the month which precedes the month in which the relevant interest payment date falls. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the holders on such regular record date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the holders of Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

            The principal of (and premium, if any) and interest on this Security shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that, payment of interest may be made at the option of the Corporation by (i) check mailed to the holder at such address as shall appear in the Security Register or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper written transfer instructions have been received by the relevant record date. Notwithstanding the foregoing, so long as the Holder of this Security is the Property Trustee, the payment of the principal of (and premium, if any) and interest on this Security will be made at such place and to such account as may be designated by the Property Trustee.

            The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

            This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

            The provisions of this Security are continued on the reverse side hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

            IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed.


                              PEOPLES HERITAGE FINANCIAL GROUP, INC.


                                    By: ____________________________
                                    Name:  Carol L. Mitchell
                                    Title: Executive Vice President,
                                            General Counsel and
                                            Secretary


Attest:

By: ______________________________
Name:  Virginia Simard
Title: Assistant Secretary



                     (FORM OF CERTIFICATE OF AUTHENTICATION)

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Securities referred to in the within-mentioned Indenture.

Dated ___________________

The Bank of New York,
as Trustee


By______________________________
  Authorized Signatory

                          (FORM OF REVERSE OF SECURITY)

            This Security is one of the Securities of the Corporation (herein sometimes referred to as the "Securities"), specified in the Indenture, all issued or to be issued under and pursuant to an Indenture, dated as of January 31, 1997 (the "Indenture"), duly executed and delivered between the Corporation and The Bank of New York, as Trustee (the "Trustee"), to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Corporation and the holders of the Securities.

            Upon the occurrence and continuation of a Special Event, the Corporation shall have the right at any time, within 90 days following the occurrence of a Special Event, prior to February 1, 2007 (the "Initial Optional Redemption Date"), to redeem this Security in whole (but not in part) at the Special Event Redemption Price. "Special Event Redemption Price" shall mean, with respect to any redemption of the Securities following a Special Event, an amount in cash equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) the sum, as determined by a Quotation Agent, of the present values of the principal amount and premium payable with respect to an Optional Redemption (as defined below) on the Initial Optional Redemption Date, together with scheduled payments of interest on the Securities from the redemption date to and including the Initial Optional Redemption Date, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, any accrued and unpaid interest thereon, including Compounded Interest and Additional Interest, if any, to the date of such redemption.

            In addition, the Corporation shall have the right to redeem this Security, in whole or in part, at any time on or after the Initial Optional Redemption Date (an "Optional Redemption"), at the Optional Redemption Price as set forth below (expressed as percentages of principal to be redeemed) plus accrued and unpaid interest thereon (including Additional Interest and Compounded Interest, if any) to the applicable date of redemption: if redeemed during the 12-month period beginning February 1 of the years indicated below.

                    Year                           Percentage
                    ----                           ----------
                    2007                            104.530%
                    2008                            104.077%
                    2009                            103.624%
                    2010                            103.171%
                    2011                            102.718%
                    2012                            102.265%
                    2013                            101.812%
                    2014                            101.359%

                    2015                            100.906%
                    2016                            100.453%
                    2017 and thereafter             100.000%


            The Optional Redemption Price or the Special Event Redemption Price, as the case requires, shall be paid prior to 12:00 noon, New York time, on the date of such redemption or at such earlier time as the Corporation determines, provided, that the Corporation shall deposit with the Trustee an amount sufficient to pay the applicable Redemption Price by 10:00 a.m., New York City time, on the date such Redemption Price is to be paid. Any redemption pursuant to this paragraph will be made upon not less than 30 days nor more than 60 days notice. If the Securities are only partially redeemed by the Corporation pursuant to an Optional Redemption, the Securities will be redeemed pro rata or by lot or by any other method utilized by the Trustee; provided that if, at the time of redemption, the Securities are registered as a Global Security, the Depositary shall determine in accordance with its procedures the principal amount of such Securities held for the account of its participants to be redeemed.

            In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.

            Notwithstanding the foregoing, any redemption of Securities by the Corporation shall be subject to the receipt by the Corporation of any required regulatory approval.

            In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

            The Indenture contains provisions permitting the Corporation and the Trustee, with the consent of the holders of a majority in aggregate principal amount of the Securities at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall, without the consent of each holder of Securities then outstanding and affected thereby, (i) extend the Maturity Date of any Securities, or reduce the principal amount thereof, or reduce any amount payable on redemption thereof, or reduce the rate or extend the time of payment of interest thereon (subject to Article XVI of the Indenture), or make the principal of, or interest or premium on, the Securities payable in any coin or currency other than U.S. dollars, or impair or affect the right of any holder of Securities to institute suit for the payment thereof, or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of all of the holders of the Securities, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Securities or a default in respect of any covenant or provision under which the Indenture cannot be modified or amended without the consent of each holder of Securities then outstanding. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future holders and owners of this Security and of any Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Security.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the time and place and at the rate and in the money herein prescribed.

            The Corporation shall have the right, at any time and from time to time during the term of the Securities, to defer payments of interest by extending the interest payment period of such Securities for a period not exceeding 10 consecutive semi-annual periods, including the first such semi-annual period during such extension period, and not to extend beyond the Maturity Date of the Securities (an "Extended Interest Payment Period"), at the end of which period the Corporation shall pay all interest then accrued and unpaid (together with interest thereon at the rate specified for the Securities to the extent that payment of such interest is enforceable under applicable law). Before the termination of any such Extended Interest Payment Period, the Corporation may further defer payments of interest by further extending such Extended Interest Payment Period, provided that such Extended Interest Payment Period, together with all such previous and further extensions within such Extended Interest Payment Period, shall not exceed 10 consecutive semi-annual periods, including the first semi-annual period during such Extended Interest Payment Period, shall not end on any date other than an Interest Payment Date or extend beyond the Maturity Date of the Securities. Upon the termination of any such Extended Interest Payment Period and the payment of all accrued and unpaid interest and any additional amounts then due, the Corporation may commence a new Extended Interest Payment Period, subject to the foregoing requirements.

            The Corporation has agreed that it will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Corporation's capital stock (which includes common and preferred stock) or (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Corporation that rank pari passu with or junior in right of payment to the Securities or (iii) make any guarantee payments with respect to any guarantee by the Corporation of any securities or any Subsidiary of the Corporation (including Other Guarantees) if such guarantee ranks pari passu or junior in right of payment to the Securities (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock of the Corporation; (b) any declaration of a dividend in connection with the implementation of a stockholder's rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; (c) payments under the Capital Securities Guarantee; (d) as a direct result of, and only to the extent required in order to avoid the issuance of fractional shares of capital stock following a reclassification of the Corporation's capital stock or the exchange or the conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock; (e) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the exchange or conversion of such capital stock or the security being exchanged or converted and (f) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Corporation's benefit plans for its directors, officers or employees or any of the Corporation's dividend reinvestment plans) if at such time (i) an Event of Default shall have occurred and be continuing,
(ii) there shall have occurred any event of which the Corporation has actual knowledge that (a) is, or with the giving of notice or the lapse of time, or both, would be, an Event of Default and (b) in respect of which the Corporation shall not have taken reasonable steps to cure, (iii) if such Securities are held by Peoples Heritage Capital Trust, the Corporation shall be in default with respect to its payment obligations under the Capital Securities Guarantee or
(iv) the Corporation shall have given notice of its election of the exercise of its right to extend the interest payment period and any such extension shall be continuing.

            The Securities are issuable only in registered form without coupons in denominations of $100,000.00 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to the transfer restrictions limitations as may be contained herein and therein from time to time, this Security is transferable by the holder hereof on the Security Register of the Corporation, upon surrender of this Security for registration of transfer at the office or agency of the Corporation in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation and the

Security registrar duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

            Prior to due presentment for registration of transfer of this Security, the Corporation, the Trustee, any authenticating agent, any paying agent, any transfer agent and the registrar may deem and treat the holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and (subject to the Indenture) interest due hereon and for all other purposes, and neither the Corporation nor the Trustee nor any authenticating agent nor any paying agent nor any transfer agent nor any registrar shall be affected by any notice to the contrary.

            No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Corporation or of any predecessor or successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

            All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.